Subsequent Events	9 Months Ended
Sep. 30, 2020
Subsequent Events [Abstract]
Subsequent Events

Note 13: Subsequent Events

Refinancing Loan

On October 6, 2020, our subsidiary, Newco, signed a nonbinding term sheet with a new lender (the “New Lender”) pursuant to which the New Lender has proposed to provide Newco and its subsidiaries a loan (the “Refinancing Loan”) of up to $45 million with a term of 12 months (the “Initial Term”) plus a potential 12-month optional extension (the “Extension”) and an interest rate of 10.0% per annum during the Initial Term and no less than 12.5% during the Extension, in each case payable monthly in advance. The Refinancing Loan would be secured by a first lien on all of our property. The closing of the Refinancing Loan is conditioned upon, among other things, HOFRE receiving funds through the sale of our equity securities in an amount equal to the greater of (i) $30 million and (ii) an amount sufficient to receive a construction loan. The New Lender would have the right of first offer to provide construction loan financing. The Company intends to use the proceeds of the Refinancing Loan to prepay the outstanding balance of its Bridge Loan. The current outstanding balance of the Bridge Loan is approximately $34 million, which matures and is payable in full on November 30, 2020.

TAAS Agreement

On October 9, 2020, Newco, entered into a Technology as a Service Agreement (the “TAAS Agreement”) with Johnson Controls, Inc. (“Johnson Controls”). Pursuant to the TAAS Agreement, Johnson Controls will provide certain services related to the construction and development of the Hall of Fame Village powered by Johnson Controls (the “Project”), including, but not limited to, (i) design assist consulting, equipment sales and turn-key installation services in respect of specified systems to be constructed as part of Phase 2 and Phase 3 of the Project and (ii) maintenance and lifecycle services in respect of certain systems constructed as part of Phase 1, and to be constructed as part of Phase 2 and Phase 3, of the Project. Under the terms of the TAAS Agreement, Newco has agreed to pay Johnson Controls up to an aggregate $217,934,637 for services rendered by Johnson Controls over the term of the TAAS Agreement.

Issuance of 7.00% Series A Cumulative Redeemable Preferred Stock

During October, 2020, the Company issued to American Capital Center, LLC (the “Preferred Investor”) an aggregate of 1,800 shares of 7.00% Series A Cumulative Redeemable Preferred Stock (“Series A Preferred Stock”) at $1,000 per share for an aggregate purchase price of $1,800,000. The Company paid the Preferred Investor an origination fee of 2%. The issuance and sale of the Series A Preferred Stock to the Preferred Investor was exempt from registration pursuant to Section 4(a)(2) of the Securities Act. HOFRE used half of the proceeds from the sale of the Series A Preferred Stock to pay down outstanding amounts under its Bridge Loan.